U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                              CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): March 22, 2005

                           ENEFTECH CORPORATION
           (Exact Name of Registrant as Specified in Its Charter)

Texas                              814-00681                       76-067616
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

371-A Bethany Road, Burbank, California                           915042
(Address of Principal Executive Offices)                       (Zip Code)

Registrants telephone number, including area code:  (310) 994-4408

                 P.O. Box 6162, Burbank, California 91510
                    (Mailing Address of Corporation)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On March 18, 2005, the registrant terminated the client-auditor relationship between Mendoza Berger Company, LLP ("Mendoza") and the registrant with respect to the audit of its financial statements for the calendar year 2004 and all future periods.

     Mendozas reports on the financial statements of registrant for the years ended December 31, 2002 and 20033 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The reports issued by Mendoza for the years ended December 31, 2003 and 2002, included in the Forms 10-KSB filed by registrant for those years raised substantial doubt about the ability of registrant to continue as a going concern.

     The decision not to engage Mendoza as its auditors for the calendar year 2004 was recommended by the registrant's Board of Directors. During the two most recent fiscal years and any subsequent interim period through March 18, 2005, there have not been any disagreements between registrant and Mendoza on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mendoza, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

     On March 22, 2005, the registrant engaged Robison, Hill & Co, a Professional corporation, (Robison Hill) as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2004 and 2003, on a consolidated basis, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Robison Hill was approved by the Board of Directors of registrant.

     During the two most recent fiscal years of registrant and any Subsequent interim period prior to the engagement of Robison Hill, neither the registrant nor anyone on the its behalf consulted with Robison Hill regarding either (i) the application of accounting principles to a Specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The registrant has provided the former accountants of Registrant with a copy of this report before its filing with the Commission. The registrant has requested the former accountants of Registrant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

ITEM  9.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

  16         Letter from Mendoza Berger & Company LLP, stating whether they agree with the statements made by the registrant in this report.

     The following exhibits are filed herewith:


	None

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: March 18, 2005


                            ENEFTECH CORPORATION.



                            By /s/ Stephen Stotesbery
                               -----------------------------------------------
                                Stephen Stotesbery
                                President






























Exhibit 16:
                    March 23, 2005


Securities and Exchange Commission
450 Fifth Street
Washington, DC 20549

Gentlemen:

We have read and agree with the comments in Item 4 of the Form 8-K/A of Eneftech Corporation dated March 18, 2005, except for the following:

The reports issued by Mendoza Berger & Company, LLP for the years ended December 31, 2003 and 2002, included in Eneftech Corporations Forms 10-KSB raised substantial doubt about Eneftech Corporations ability to continue as a going concern.

Mendoza Berger & Company, LLP

/s/

Irvine, California